UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2026
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HOME BANCSHARES, INC.
(Exact name of Registrant as Specified in Its Charter)
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Arkansas	001-41093	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
719 Harkrider, Suite 100
Conway, Arkansas 72032
(Address of Principal Executive Offices) (Zip Code)
(501) 339-2929
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On April 1, 2026, Home BancShares, Inc. (“Home” or the “Company”) issued a press release announcing the completion of the Company’s previously announced acquisition of Mountain Commerce Bancorp, Inc (“MCBI”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
Effective April 1, 2026, pursuant to the Agreement and Plan of Merger, dated as of December 7, 2025, among Home, its subsidiary bank, Centennial Bank (“Centennial”), Home’s acquisition subsidiary, HOMB Acquisition Sub IV, Inc. (“Acquisition Sub”), MCBI and its subsidiary bank, Mountain Commerce Bank (“MCB”), (the “Merger Agreement”), Acquisition Sub merged with and into MCBI and MCBI merged with and into Home, with Home as the surviving entity (collectively, the “Merger”). MCB also merged with and into Centennial, with Centennial as the surviving entity.
Under the terms of the Merger Agreement, Home will issue approximately 5.4 million shares of its common stock valued at approximately $146 million as of April 1, 2026, with MCBI shareholders receiving 0.85 shares of Home common stock for each share of MCBI common stock they owned at closing. No cash consideration is being paid in connection with the Merger, except for cash paid in lieu of fractional shares of Home common stock, equal to $26.77 multiplied by any resulting fractional shares.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

2.1
Agreement and Plan of Merger by and among Home BancShares, Inc., Centennial Bank, HOMB Acquisition Sub IV, Inc., Mountain Commerce Bancorp, Inc. and Mountain Commerce Bank, dated December 7, 2025 (incorporated by reference to Exhibit 2.1 to Home BancShares, Inc.’s Current Report on Form 8-K, filed on December 8, 2025).

99.1	Press Release: Home BancShares, Inc. Announces Completion of the Acquisition of Mountain Commerce Bancorp, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date:	April 1, 2026	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer